Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (2)

dated June 12, 2017 to the

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2017, as supplemented May 24, 2017

Intelligent Variable Annuity® Prospectus

dated May 1, 2017, as supplemented May 24, 2017

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Janus Aspen Forty Portfolio — Inst. Shares

Janus Aspen Perkins Mid-Cap Value Portfolio — Inst. Shares

Janus Aspen Overseas Portfolio — Inst. Shares

On the cover page, as well as pages 8 and 28 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and on the cover page, as well as pages 6 and 15 of the Intelligent Variable Annuity Prospectus, the Portfolio name has changed as follows to reflect changes for these portfolios effective June 5, 2017.

Portfolio Name Prior to June 5, 2017	Portfolio Name Effective June 5, 2017
Janus Aspen Overseas Portfolio — Institutional Shares	Janus Henderson Overseas Portfolio
Janus Aspen Forty Portfolio — Institutional Shares	Janus Henderson Forty Portfolio
Janus Aspen Perkins Mid Cap Value Portfolio — Institutional Shares	Janus Henderson Mid Cap Value Portfolio

For more information about these changes and about the portfolio in general, please refer to the Janus Henderson prospectuses for these portfolios.

A (06/17)